UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 13, 2010

TRAI THIEN USA INC.

(Exact name of registrant as specified in its charter)

Nevada	000-150613	26-3030202
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

Khuong Viet St, Phu Trung Ward, Tan Phu Dist.

Ho Chi Minh City, Vietnam

(Address of principal executive offices) (zip code)

(848) 5406 7624

 (Registrant's telephone number, including area code)

Copies to:

Richard A. Friedman, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway

New York, New York 10006

Phone: (212) 930-9700

Fax: (212) 930-9725

Develocap, Inc.

(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      .      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 13, 2010, Trai Thien USA Inc. (formerly known as Develocap, Inc.) (the “Company”) received notification that the Articles of Merger, filed with the Secretary of State of Nevada on January 11, 2010, was accepted by the Secretary of State of Nevada. Pursuant to the Articles of Merger, the Company’s wholly owned subsidiary was merged into the Company. As a result of the filing of the Articles of Merger, the Company’s corporate name was changed from Develocap, Inc. to Trai Thien USA Inc.

Item 9.01. Financial Statements and Exhibits.

(d)

Exhibit

No.

Description

3.1

Articles of Merger

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAI THIEN USA INC.

Dated: January 19, 2010

By: /s/ Haley Manchester

Name: Haley Manchester

Title: Chief Executive Officer

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